                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of Track 'n Trail on Form S-1 of our report dated March 13, 1995, appearing in the Prospectus, which is part of this Registration Statement, and to the references to us under the headings "Selected Consolidated Financial Information" and "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP
                                          DELOITTE & TOUCHE LLP


Sacramento, California
October 7, 1997